                                                                                                      EXHIBIT 10(m)

                         SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

         THIS SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (the "Amendment"), dated as of
December 5, 2003 is among ACXIOM CORPORATION, a Delaware Corporation (the "Borrower"), the lenders party hereto, and JPMORGAN CHASE BANK, as the agent (the "Agent").

                                                     RECITALS:

         A.       The Borrower, the Agent, and the lenders party thereto have entered into that certain Second
Amended and Restated Credit Agreement dated as of February 5, 2003 (as amended by that certain First Amendment to
Second Amended and Restated Credit Agreement dated as of August 11, 2003 and as the same may be further amended from time to time, the "Agreement").

         B.       The Borrower has informed the Agent and the Lenders that it desires to form a new wholly-owned subsidiary under the laws of the United Kingdom that shall be named "Acxiom European Holdings Limited" to acquire from VNU, a Dutch company, and certain of its affiliates the stock of certain companies described below in this
Amendment.  Additionally, the Borrower has informed the Agent and the Lenders that it is currently negotiating the purchase of additional Persons located outside of the United States of America.

         C.       The Borrower has requested that the Agent and the Lenders amend certain provisions of the
Agreement to allow the Borrower to complete such acquisitions.  Subject to satisfaction of the conditions set forth herein, the Agent and the Lenders party hereto are willing to amend the Agreement as herein set forth.

         NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows effective as of the date hereof unless otherwise indicated:

ARTICLE I.

                                                    Definitions

Section 1.1.      Definitions.  Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meanings as in the Agreement, as amended hereby.

ARTICLE II.

                                                    Amendments

Section 2.1.      Amendment to Section 1.01-Defined Terms.  Section 1.01 of the Agreement is amended to add the following definitions thereto in proper alphabetical order.

                  "Acquired Companies" means Claritas SA (France), Claritas Europe BV (Netherlands),
         Claritas Polska Sp. Z.o.o. (Poland), RTA Claritas Espana S.A. (Spain), Claritas (UK) Limited
         (United Kingdom), Claritas Deutschland Data (Germany), Claritas Nederland BV (Netherlands),
         Claritas Portugal Lda (Portugal), Altwood Systems Limited (United Kingdom), BPK Groep BV
         (Netherlands), BPK Data Creative Teams BV (Netherlands), and BPK Projects BV (Netherlands).

                  "European Holdings" means Acxiom European Holdings Limited, a wholly owned Subsidiary of the Borrower organized under the laws of the United Kingdom.

                  "Foreign Acquisitions" means (i) the acquisition by European Holdings of at least 62%
         of the outstanding Equity Interests in Claritas Portugal Lda (Portugal) and all of the
         outstanding Equity Interests of the other Acquired Companies, and the payment of all amounts due and to become due under the terms of the acquisition agreement relating thereto, for an aggregate purchase price of approximately 45,000,000 Euros, and (ii) the acquisition of Persons located outside of the United States of America by European Holdings or another wholly owned
         Subsidiary organized outside of the Untied States of America and the payment of all amounts due and to become due under the terms of the acquisition agreement relating thereto, for an aggregate purchase price of approximately 35,000,000 Euros.

                  "Foreign Acquisition Companies" means European Holdings and any other wholly owned
         Subsidiary organized outside of the Untied States of America for the purpose of making a
         Foreign Acquisition.

                  "Foreign Acquisition Purchase Price" means the total of the Purchase Prices paid for the Foreign Acquisitions.

                  "Foreign Acquisition Transactions" means:

                  (i)      the formation of European Holdings by Borrower;

                  (ii)     the transfer by Borrower of all of the outstanding shares of Acxiom Limited to
          European Holdings in return for shares of European Holdings, whereby Acxiom Limited will become a wholly-owned subsidiary of European Holdings;

                  (iii)    the loan, advances and investment by Borrower in the form of Indebtedness or
          Equity Interest in the Foreign Acquisition Companies from time to time in an aggregate amount for both Foreign Acquisition Companies not to exceed the Dollar Amount of $100,000,000;

                  (iv)     the Foreign Acquisitions;

                  (v)      the transfer by European Holdings of all of the outstanding shares of Claritas
          Europe BV (Netherlands) to Claritas Nederland BV (Netherlands) in exchange for shares of
          Claritas Nederland BV (Netherlands), whereby Claritas Europe BV (Netherlands) becomes a wholly-owned subsidiary of Claritas Nederland BV (Netherlands); and

                  (vi)     the merger or consolidation of BPK Projects BV (Netherlands) into BPK Data
          Creative Teams BV (Netherlands).

Section 2.2.      Amendment to Section 6.01(a)(iii) - Indebtedness; Certain Equity Interests.  Subclause (D) of
Section 6.01(a)(iii) of the Agreement is amended, and a new subclause (E) is added to Section 6.01(a)(iii) of the
Agreement, in each case, to read in their respective entireties as follows:

                  (D) the sum of (I) the aggregate outstanding amount of the obligations of Excluded
         Subsidiaries guaranteed pursuant to clause (iv) below plus (II) the aggregate outstanding principal amount of the loans and advances made to Excluded Subsidiaries by Borrower and the
         Subsidiaries other than the loans or advances made to the Foreign Acquisition Companies for the purpose of funding the Foreign Acquisition Purchase Price (such sum the "Excluded Subsidiary
         Loan and Guaranty Amount") shall not at any time exceed the Dollar Amount equal to $20,000,000
         (the "Excluded Subsidiary Loan and Guaranty Limit"); and (E) the sum of the aggregate outstanding principal amount of the loans and advances made to the Foreign Acquisition
         Companies by Borrower and the Subsidiaries plus the aggregate amount invested in the Foreign
         Acquisition Companies by Borrower and the Subsidiaries, in each case, for the purpose of funding the Foreign Acquisition Purchase Price shall not exceed the Dollar Amount of
         $100,000,000;

Section 2.3.      Amendment to Clause (e) and (f) of Section 6.04 - Investments, Loans, Advances, Guarantees and
Acquisitions.  Clauses (e) and (f) of Section 6.04 of the Agreement are amended in their respective entireties to read as follows:

                  (e)      Loans and advances by Borrower or any Subsidiary to any of its directly owned
         Excluded Subsidiaries made in accordance with the restrictions set forth in Section 6.01;
         provided that, at the time of any such advance or loan, no Default exists or would result therefrom, at no time shall the Excluded Subsidiary Loan and Guaranty Amount exceed the
         Excluded Subsidiary Loan and Guaranty Limit, and at no time shall the sum of the aggregate outstanding principal amount of the loans and advances made to the Foreign Acquisition
         Companies by Borrower and the Subsidiaries plus the aggregate amount invested in the Foreign
         Acquisition Companies by Borrower and the Subsidiaries, in each case, for the purpose of funding the Foreign Acquisition Purchase Price exceed the Dollar Amount of $100,000,000;

                 (f)       If no Default exists:

                         (I)        Borrower and the Subsidiaries may make additional investments in or purchase Equity Interest of:

                                (x)     a wholly owned Subsidiary or a newly created Person organized by
                         Borrower or a Subsidiary that, immediately after such investment or purchase, will be a wholly owned Subsidiary if the obligations under Section 5.11 shall be fulfilled and the aggregate amount of such investments and purchases made under the permissions of this clause (f)(I)(x) does not exceed a Dollar Amount equal to $100,000 since the effective date of the Prior Agreement and

                                (y)     a Foreign Acquisition Company for the purpose of providing funds to pay the Foreign Acquisition Purchase Price provided the Dollar Amount of such investments or purchases made under this clause (f)(I)(y) plus the Dollar Amount of the outstanding loans and advances made by Borrower and the Subsidiaries to the Foreign Acquisition Companies under the provisions of Section
                         6.01(a)(iii)(E) does not exceed a Dollar Amount equal to $100,000,000;

                         (II)       Borrower may acquire additional Equity Interests in European Holdings in return for the transfer to European Holdings of all of the outstanding Equity
                 Interests of Acxiom Limited;

                         (III)      European Holdings may acquire Equity Interests of Claritas Nederland
                 BV (Netherlands) in return for the transfer by European Holdings of all of the outstanding shares of Claritas Europe BV (Netherlands) to Claritas Nederland BV
                 (Netherlands);

Section 2.4.      Amendment to Section 6.04(i) - Investments, Loans, Advances Guarantees and Acquisitions..  The
first two lines of, and subclauses (i), (ii) and (iii) contained in, Section 6.04(i) of the Agreement are amended in their respective entirety to read as follows:

                  (i)      If no Default exists or would result therefrom, Borrower and any Subsidiary may acquire all the Equity Interests of any Person or the assets of a Person constituting a business unit and, in connection with the Foreign Acquisitions, 62% of the Equity Interest in
         Claritas Portugal Lda (Portugal) if :

                           (i)      The Target is involved in a similar type of business activities as the Borrower or the Subsidiary;

                           (ii)     If the proposed acquisition is an acquisition of the stock of a
                  Target, the acquisition will be structured so that the acquired stock will be owned by
                  Borrower or a Subsidiary or the Target will, simultaneously with the acquisition, be merged into Borrower or a Subsidiary.  If the proposed acquisition is an acquisition of a business unit, the acquisition will be structured so that Borrower or a
                  Subsidiary wholly and directly owned by Borrower will acquire the business unit;

                           (iii)    The cash portion of the Purchase Price for the proposed acquisition in question together with the cash portion of the Purchase Prices paid for all acquisitions consummated in the same fiscal year does not exceed a Dollar Amount equal to: (I), at all times prior to April 1, 2004, $100,000,000 and (II), at all times on or after April 1, 2004, the greater of (A) $75,000,000 or (B) twenty-five percent
                  (25%) of the total of the following (i.e., ebitda), each calculated for Borrower without duplication on a consolidated basis for the most recently completed four fiscal quarter period prior to the date of determination:  (a) Consolidated Net Income
                  (as defined in Section 7.01); plus (b) any provision for (or less any benefit from)
                  income or franchise taxes included in determining Consolidated Net Income; plus
                  (c) interest expense (including the interest portion of Capital Lease Obligations)
                  deducted in determining Consolidated Net Income; plus (d) amortization and depreciation expense deducted in determining Consolidated Net Income;

Section 2.5.      Amendment to Section 6.09 - Transactions with Affiliates.  Section 6.09 of the Agreement is hereby amended in its entirety to read as follows:

                     SECTION 6.09 Transactions with Affiliates.  The Borrower will not, nor will it permit any Subsidiary to, sell, lease or otherwise transfer any property or assets to, or purchase, lease or otherwise acquire and property or assets from, or otherwise engage in any other transactions with, any of its Affiliates, except: (a) transactions in the ordinary course of business that are on prices and on terms and conditions not less favorable to the Borrower or such Subsidiary than could be obtained on an arm's-length basis from unrelated third parties, (b) any Restricted Payments permitted by Section 6.08, and (c) the Foreign Acquisition
         Transactions consummated in accordance with Section 6.04 and the other applicable provisions of this Agreement.

Section 2.6.      Amendment to Section 7.01.  The definition of "Consolidated Tangible Net Worth" contained in
Section 7.01 of the Agreement is amended in its entirety to read as follows:
                  "Consolidated Tangible Net Worth" means, at any particular time, the sum of (i) all amounts which, in conformity with GAAP, would be included as stockholders' equity on a consolidated balance sheet of the Borrower and the Subsidiaries; minus (ii) the sum of the following:  (a) the amount by which stockholders' equity has been increased by the write-up of any asset of the Borrower and the Subsidiaries after January 1, 2003, plus (b) the amount of net deferred income tax assets (less adjustments included in Consolidated Net Income after
         January 1, 2003), plus (c) any cash held in a sinking fund or other analogous fund established for the purpose of redemption, retirement or prepayment of capital stock or Indebtedness, plus
         (d) the cumulative foreign currency translation adjustment (less adjustments included in
         Consolidated Net Income after January 1, 2003), plus (e) the amount at which shares of capital stock of the Borrower is contained among the assets on the consolidated balance sheet of the
         Borrower and the Subsidiaries, plus (f) the amount of any preferred stock, plus (g) to the extent included in clause (i) above of this definition, the amount properly attributable to the minority interests, if any, of other Persons in the stock, additional paid-in capital, and retained earnings of the Subsidiaries, plus (h) the amount of intangible assets carried on the balance sheet of the Borrower at such date determined in accordance with GAAP on a consolidated basis, including goodwill, patents, trademarks, tradenames, organizational expenses, deferred financing changes, debt acquisition costs, start up costs, preoperating costs, prepaid pension costs, or any other similar deferred charges but not including (x) deferred charges relating to data processing contracts and software development costs and (y) the amount of goodwill carried on the balance sheet of the Borrower at such date attributable to the Foreign Acquisitions.

ARTICLE III.

                                               Conditions Precedent

Section 3.1.      Conditions.  The effectiveness of Article II of this Amendment is subject to the satisfaction of the following conditions precedent:

(a)      The Agent shall have received, each in form and substance reasonably satisfactory to the Agent, the following:

(i)      this Amendment duly executed by the Borrower, the Guarantors and the Required Lenders;

(ii)     such additional documentation and information as the Agent or its legal counsel, Jenkens & Gilchrist, a
Professional Corporation, may request;

(b)      Each Lender who has executed this Amendment by December 5, 2003 shall have received an amendment fee equal to 0.05% of its Revolving Commitment in effect as of the date of this Amendment;

(c)      The representations and warranties contained herein and in all other Loan Documents, as amended hereby, shall be true and correct in all material respects as of the date hereof as if made on the date hereof, except for such representations and warranties limited by their terms to a specific date;

(d)      No Default shall exist; and

(e)      All proceedings taken in connection with the transactions contemplated by this Amendment and all documentation and other legal matters incident thereto shall be satisfactory to Agent and its legal counsel,
Jenkens & Gilchrist, a Professional Corporation.

ARTICLE IV.

                                                   Miscellaneous

Section 4.1.      Ratifications.  The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. The Borrower, the Agent and the Lenders agree that the
Agreement as amended hereby and the other Loan Documents shall continue to be legal, valid, binding and enforceable in accordance with their respective terms. For all matters arising prior to the effective date of this Amendment, the Agreement (as unmodified by this Amendment) shall control.

Section 4.2.      Representations and Warranties; Release.  The Borrower hereby represents and warrants to the
Agent and the Lenders as follows: (a) no Default exists, (b) the representations and warranties set forth in the
Loan Documents are true and correct on and as of the date hereof with the same effect as though made on and as of such date except with respect to any representations and warranties limited by their terms to a specific date, and (c) the Foreign Acquisitions Purchase Price does not exceed the Dollar Amount of $100,000,000.  IN ADDITION,
TO INDUCE THE AGENT AND THE LENDERS TO AGREE TO THE TERMS OF THIS AMENDMENT, THE BORROWER AND EACH GUARANTOR (BY
ITS EXECUTION BELOW) REPRESENTS AND WARRANTS THAT AS OF THE DATE OF ITS EXECUTION OF THIS AMENDMENT THERE ARE NO
CLAIMS OR OFFSETS AGAINST OR RIGHTS OF RECOUPMENT WITH RESPECT TO OR DEFENSES OR COUNTERCLAIMS TO ITS OBLIGATIONS
UNDER THE LOAN DOCUMENTS AND IN ACCORDANCE THEREWITH IT:

(A)      WAIVER.  WAIVES ANY AND ALL SUCH CLAIMS, OFFSETS, RIGHTS OF RECOUPMENT, DEFENSES OR COUNTERCLAIMS,
WHETHER KNOWN OR UNKNOWN, ARISING PRIOR TO THE DATE OF ITS EXECUTION OF THIS AMENDMENT AND

(B)      RELEASE.  RELEASES AND DISCHARGES THE AGENT AND THE LENDERS, AND THEIR RESPECTIVE OFFICERS, DIRECTORS,
EMPLOYEES, AGENTS, SHAREHOLDERS, AFFILIATES AND ATTORNEYS (COLLECTIVELY THE "RELEASED PARTIES") FROM ANY AND ALL
OBLIGATIONS, INDEBTEDNESS, LIABILITIES, CLAIMS, RIGHTS, CAUSES OF ACTION OR DEMANDS WHATSOEVER, WHETHER KNOWN OR
UNKNOWN, SUSPECTED OR UNSUSPECTED, IN LAW OR EQUITY, WHICH THE BORROWER OR ANY GUARANTOR EVER HAD, NOW HAS,
CLAIMS TO HAVE OR MAY HAVE AGAINST ANY RELEASED PARTY ARISING PRIOR TO THE DATE HEREOF AND FROM OR IN CONNECTION
WITH THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY.

Section 4.3.      Survival of Representations and Warranties.  All representations and warranties made in this
Amendment shall survive the execution and delivery of this Amendment, and no investigation by Agent or any Lender or any closing shall affect the representations and warranties or the right of the Agent or any Lender to rely upon them.

Section 4.4.      Reference to Agreement.  Each of the Loan Documents, including the Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Agreement as amended hereby, are hereby amended so that any reference in such
Loan Documents to the Agreement shall mean a reference to the Agreement as amended hereby.

Section 4.5.      Expenses of Lender.  As provided in the Agreement, Borrower agrees to pay on demand all costs and expenses incurred by the Agent in connection with the preparation, negotiation, and execution of this
Amendment, including without limitation, the costs and fees of the Agent's legal counsel.

Section 4.6.      Severability.  Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

Section 4.7.      Applicable Law.  This Amendment shall be governed by and construed in accordance with the laws of the State of Texas and the applicable laws of the United States of America.

Section 4.8.      Successors and Assigns.  This Amendment is binding upon and shall inure to the benefit of the
Agent, each Lender, the Borrower, each Guarantor and their respective successors and assigns, except neither
Borrower nor any Guarantor may assign or transfer any of its rights or obligations hereunder without the prior written consent of the Lenders.

Section 4.9.      Counterparts.  This Amendment may be executed in one or more counterparts and on telecopy counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement.

Section 4.10.     Effect of Waiver.  No consent or waiver, express or implied, by the Agent or any Lender to or for any breach of or deviation from any covenant, condition or duty by the Borrower or any Guarantor shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.

Section 4.11.     Headings.  The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

Section 4.12.     ENTIRE AGREEMENT.  THIS AMENDMENT EMBODIES THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO
AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR
ORAL, RELATING TO THIS AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR
SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO.  THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES
HERETO.

Section 4.13.     Required Lenders.  The Agreement may be modified as provided in this Amendment with the agreement of the Required Lenders which means Lenders having fifty-one percent (51%) of the sum of the total
Revolving Exposures and unused Revolving Commitment (such percentage applicable to a Lender, herein such Lender's
"Required Lender Percentage").  For purposes of determining the effectiveness of this Amendment, each Lender's
Required Lender Percentage is set forth on Schedule 4.13 hereto.

         Executed as of the date first written above.

                                                     ACXIOM CORPORATION, as the Borrower

                                                     By:
                                                        --------------------------------------------------------
                                                            Dathan A. Gaskill, Corporate Finance Leader

                                                     JPMORGAN  CHASE  BANK,  as the Agent,  the Issuing  Bank,  the
                                                     Swingline Lender and as a Lender

                                                     By:
                                                        --------------------------------------------------------
                                                            Michael J. Lister, Vice President

                                                     BANK OF AMERICA, N.A., as syndication agent and as a Lender

                                                     By:
                                                        --------------------------------------------------------
                                                            Name:
                                                            Title:

                                                     U.S. BaNK National  ASSOCIATION  (formerly Firstar Bank N.A.), as documentation agent and as a Lender

                                                     By:
                                                        --------------------------------------------------------
                                                            Name:
                                                            Title:

                                                     SUNTRUST BANK, as a Lender

                                                     By:
                                                        --------------------------------------------------------
                                                            Name:
                                                            Title:

                                                     WACHOVIA BANK, N.A., as a Lender

                                                     By:
                                                        --------------------------------------------------------
                                                            Name:
                                                            Title:

                                                     ABN AMRO BANK N.V., as a Lender

                                                     By:
                                                        --------------------------------------------------------
                                                            Name:
                                                            Title:

                                                     By:
                                                        --------------------------------------------------------
                                                            Name:
                                                            Title:

                                                     UNION PLANTERS BANK, N.A., as a Lender

                                                     By:
                                                        --------------------------------------------------------
                                                            Name:
                                                            Title:

                                                 Guarantor Consent

         Each of the undersigned Guarantors:  (i) consent and agree to this Amendment, including, without limitation, Section 4.2, and (ii) agree that the Loan Documents to which it is a party shall remain in full force and effect and shall continue to be the legal, valid and binding obligation of such Guarantor enforceable against it in accordance with their respective terms.

                                                     GUARANTORS:

                                                     Acxiom CDC, Inc.
                                                     Acxiom / May & Speh, Inc.
                                                     Acxiom RM-Tools, Inc.
                                                     ACXIOM ASIA, LTD.
                                                     ACXIOM PROPERTY DEVELOPMENT, INC.
                                                     ACXIOM / PYRAMID INFORMATION SYSTEMS, INC.
                                                     ACXIOM E-PRODUCTS, INC.
                                                     ACXIOM TRANSPORTATION SERVICES, INC.
                                                     ACXIOM / DIRECT MEDIA, INC.
                                                     GIS INFORMATION SYSTEMS, INC.
                                                     ACXIOM UWS, LTD.
                                                     ACXIOM INFORMATION SECURITY SERVICES, INC.
                                                     ACXIOM INTERIM HOLDINGS, INC.

                                                     By:
                                                        --------------------------------------------------------
                                                            Dathan Gaskill, Authorized Officer of each Guarantor

                                                   SCHEDULE 4.13
                                                        to
                         SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

                                                 Required Lenders

================================================== ========================= =========================================
                                                                               Lenders Agreeing to Second Amendment
                                                                              (insert % from prior column if Lender
                                                       Required Lender         signs Amendment then total % in this
                     Lender                            Percentage Held                       column)
================================================== ========================= =========================================
JPMorgan Chase Bank                                    20.00000000%                          20.00000000%
-------------------------------------------------- ------------------------- -----------------------------------------
U.S. Bank National Association                         16.66666666%                          16.66666666%
-------------------------------------------------- ------------------------- -----------------------------------------
Bank of America, N.A.                                  16.66666666%                          16.66666666%
-------------------------------------------------- ------------------------- -----------------------------------------
ABN AMRO Bank, N.V.                                    13.33333333%
-------------------------------------------------- ------------------------- -----------------------------------------
SunTrust Bank                                          13.33333333%                          13.33333333%
-------------------------------------------------- ------------------------- -----------------------------------------
Wachovia Bank, N.A.                                    13.33333333%                          13.33333333%
-------------------------------------------------- ------------------------- -----------------------------------------
Union Planters Bank, N.A.                               6.66666666%                           6.66666666%
-------------------------------------------------- ------------------------- -----------------------------------------
TOTAL                                                 100.00%                                86.67%
================================================== ========================= =========================================